Financial Assets at Fair Value Through Profit or Loss	12 Months Ended
Dec. 31, 2023
Financial assets at fair value through profit or loss [abstract]
Financial Assets at Fair Value Through Profit or Loss

Note 15 Financial Assets at Fair Value Through Profit or Loss

Classification of Financial Assets at Fair Value through Profit or Loss

The Company classifies equity investments for which it has not elected to recognize fair value gains and losses through OCI as financial assets at fair value through profit or loss (FVPL).

Financial assets measured at FVPL include the following:

	December 31,	December 31,
(in U.S. dollars)	2023	2022
US unlisted equity securities	$16,666,665	$16,490,271

On January 31, 2022, NOVONIX Limited entered into a Securities Purchase Agreement with KORE Power, Inc. (“KORE Power”) a U.S. based developer of battery cell technology for the clean energy industry, under which NOVONIX Limited acquired 3,333,333 shares of KORE Power Common Stock at an issue price of $7.50 per share, representing approximately 5% of the common equity of KORE Power. The consideration for the shares in KORE Power totaled $25 million (AUD $35,131,550) and was settled through a combination of 50% cash and 50% through the issue of 1,974,723 ordinary shares in NOVONIX Limited.

The equity investment was revalued in 2022 to $5.00 per share, which was the share price for a significant capital raise undertaken by KORE Power in November 2022. At December 31,2023 the investment in KORE Power represents approximately 3.7% of the common equity of KORE Power.

Amounts Recognized in Profit or Loss

During the year ended December 31, 2023, there have been no gains or losses recognized in the consolidated statement of profit or loss and other comprehensive income related to equity investments held at FVPL.

Fair Value Hierarchy

U.S. unlisted equity securities are classified as a Level 3 fair value in the fair value hierarchy as one or more of the significant inputs is not based on observable market data.

The following table presents the changes in level 3 instruments during the twelve months ended December 31, 2023 (in U.S. dollars):

Unlisted equity securities
Balance at December 31, 2022	$16,490,271
Changes during the period:
Exchange difference	176,394
Balance at December 31, 2023	$16,666,665

There were no transfers between levels 1, 2 or 3 for recurring fair value measurements during the year. The Company’s policy is to recognize transfers into and out of fair value hierarchy levels as at the end of the reporting period.

Valuation Techniques using Significant Unobservable Inputs – Level 3

This category includes assets where the valuation incorporates significant inputs that are not based on observable market data (unobservable inputs). Unobservable inputs are those not readily available in an active market due to market illiquidity or complexity of the product. These inputs are generally derived and extrapolated from observable inputs to match the risk profile of the financial instrument, and are calibrated against current market assumptions, historic transactions and economic models, where available.

In 2022, the primary approach used in the determination of the fair value of the investment in KORE Power was with reference to the pricing of significant external capital raising activity undertaken by KORE Power. The most recent significant external capital raising undertaken by KORE Power was in November 2022 and no further capital raising has occurred in the twelve months ended December 31, 2023. The Group considered available information produced by management of KORE Power along and contrasted it with the Group's analysis of share price movements of listed peer companies in the battery technology sector and concluded that, in the aggregate, the factors and information considered would not result in a significant change in the fair value of the investment.